GOLDMAN SACHS MONEY MARKET TRUST
                         FINANCIAL SQUARE FUNDS

                                FST Shares
                         FST Administration Shares
                            FST Service Shares


                  Supplement dated November 27, 1995 to
                    Prospectuses dated March 15, 1995

     The following relates to the Financial Square Government Fund only:

     The section under "Redemption of Shares - Payment of Redemption Proceeds and Dividends" is revised to include the following:

Redemption Request Received  Redemption Proceeds      Dividends
by Goldman Sachs             Ordinarily

     (3) In the case of Government Fund:

By:  5:00 p.m. - N.Y. time   Wired Same Business Day  Not earned on Day
                                                      request is received
_________________________________________________________________________

After: 5:00 p.m. - N.Y. time Wired Next Business Day  Earned on Day request is received

     The Funds will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the Account Information Form. As set forth above, redemption proceeds will normally be wired on same Business Day, but may be paid up to three Business Days after receipt of a properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired.

                                                  FSSUPP1195